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                                                                   EXHIBIT 10.5


                                OPTION AGREEMENT


         THIS OPTION AGREEMENT ("Agreement") is made and entered into as of the 30th day of September 1998, by EATERIES, INC., an Oklahoma corporation (the "Company"), and BRAD GROW ("Awardee"), an Oklahoma resident.

         The Company and Awardee agree as follows:

         1. Grant of Option. The Company grants to Awardee options to purchase 150,000 shares of the common stock of the Company (the "Option Shares") at an exercise price of $6.00 per share (the "Stock Options") representing the market price on August 14, 1998. The Stock Options are NOT awarded pursuant to the Company's Omnibus Equity Compensation Plan (the "Plan").

         2. Future Options. Subject to the terms and conditions stated in this Agreement, the Stock Options shall vest, and Awardee shall have the right to exercise the Stock Options, in varied increments. A forty percent (40%) increment (60,000 shares) shall vest and become exercisable on June 1, 2000 ("First Increment"); thereafter, twenty percent (20%) increments (30,000 shares) shall vest and become exercisable on June 1, 2001, June 1, 2002, and June 1, 2003. If Awardee ceases to be an employee of the Company for any reason prior to the date any or all of the annual installments have vested, the Stock Options shall be forfeited and expire with respect to the unvested portion. Exercise rights shall be cumulative, meaning that any vested but unexercised Stock Options from prior years may be exercised without reducing the rate at which Stock Options vest and become exercisable.

         3. Term. The Stock Options shall expire upon the earlier of: (a) expiration prior to vesting as specified by paragraph 2 above; (b) the fifth anniversary of the date on which they first became exercisable; or (c) if the Stock Options were exercisable at the time the Awardee ceased to be an employee of the Company, ninety (90) days after Awardee ceases to be an employee of the Company for any reason unless such cessation of employment shall be caused by Awardee's voluntary termination of employment or the Company's termination of the employment of the Awardee "for cause," in which events the Stock Options shall cease to be exercisable immediately upon termination of employment. As used herein, Awardee shall be terminated "for cause" if Awardee (i) commits a material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, (ii) is guilty of gross carelessness or misconduct, (iii) has been convicted of a felony crime, (iv) refuses to obey the clear and lawful direction of the Company's President, or (v) acts in a way that has a direct, substantial, and adverse effect on the Company's reputation.

         4. Method of Exercise. To exercise the Stock Options, Awardee shall give the Company written notice of the exercise of the options, in substantially the form attached hereto as Exhibit A. Awardee shall pay the appropriate exercise price for the Option Shares at the time of the notice of the exercise of the Stock Options in cash or in such other consideration as the Company's Compensation Committee (the "Committee") determines is consistent with the purpose of this Agreement and applicable law. The Company shall issue or shall have its transfer agent issue one or more certificates for the Option Shares purchased within thirty (30) business days after exercise. The



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Committee may establish other requirements to provide reasonable procedures for the exercise of the Stock Options.

         5. Transferability of Options. Awardee shall not have the right to transfer all or any part of the Stock Options except by will or pursuant to the laws of descent and distribution or to a trust or family partnership for estate planning purposes.

         6. Reimbursement for Withholding Liabilities. Subsequent to the granting of the Stock Options to Awardee pursuant to this Agreement, Awardee shall have the obligation to reimburse the Company for any withholding liabilities for Federal, state, and local income taxes, social security taxes, and any other taxes which it may incur as a result of the granting, vesting, and/or exercise of the Stock Options. Awardee shall reimburse the Company for those amounts within thirty (30) days after his receipt of a written accounting of the amounts due. Awardee shall satisfy the tax withholding reimbursement obligation with cash.

         7. Transfer Restrictions. Awardee acknowledges that the Stock Options and the underlying common stock have not been registered with state or federal securities agencies. Awardee is acquiring the Stock Options, and will acquire the common stock, for investment and not with a view to the distribution thereof. The Company has not promised to register either the Stock Options or the underlying common stock.

         8. Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, to the party to whom it is to be given at the address of such party set forth in the records of the Company (or to such other address as the party shall have furnished in writing). Notice to the estate of Awardee shall be sufficient if addressed to Awardee as provided in this paragraph 9. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         10. Acceleration of Vesting. In the event of a Change in Control prior to June 1, 1999, options for 30,000 shares from Awardee's First Increment of options shall accelerate and vest. Should a Change in Control occur between June 1, 1999 and June 1, 2000, Awardee's entire First Increment of options shall accelerate and vest.

         11. Change in Control. For purposes of this Agreement, "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), whether or not the Company is then subject to such reporting

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requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if any individual, partnership, firm, corporation, association, trust, unincorporated organization, or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Act, who is not as of the date of this Agreement the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Act), directly or indirectly, of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company becomes such a fifty-one percent (51%) beneficial owner.

         IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first set forth above.

                                  COMPANY:

                                  EATERIES, INC.


                                  By:
                                     -------------------------------------------
                                          Vincent F. Orza, Jr., President


                                  AWARDEE:


                                  ----------------------------------------------
                                  Brad Grow


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                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTIONS

         The undersigned hereby gives notice to Eateries, Inc. (the "Company") of exercise of the stock options issued to him pursuant to the terms of the Stock Option Agreement between the Company and the undersigned, dated as of ______________________, to purchase _________ shares of the common stock of the Company. The undersigned has enclosed a check for $_____ and delivers _________ shares of the Company's common stock held of record by him and having a fair market value of $_____ as payment of the purchase price for the shares of common stock.

         DATED this _____ day of __________________ , 19__.



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